 -----------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                              --------------------
                                    FORM T-1

     STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
     SECTION 305(b)(2) ___________
                         -------------------------------

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                               13-4941247
(Jurisdiction of Incorporation or                      (I.R.S. Employer
organization if not a U.S. national bank)              Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                     10006
(Address of principal                                  (Zip Code)
executive offices)

                              BANKERS TRUST COMPANY
                              LEGAL DEPARTMENT
                              130 LIBERTY STREET, 31ST FLOOR
                              NEW YORK, NEW YORK  10006
                              (212) 250-2201
                     (Name, address and telephone number of agent for service)

                        -------------------------------

                        GRAY COMMUNICATIONS SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

GEORGIA                                                     58-0285030
(State or other jurisdiction of                             (I.R.S. employer
Incorporation or organization)                              Identification no.)


126 NORTH WASHINGTON STREET
ALBANY, GEORGIA                                             31701
(Address of principal executive offices)                    (Zip Code)

                       SEE TABLE OF  SUBSIDIARY GUARANTORS
                         ------------------------------

               $ 150,000,000  SENIOR SUBORDINATED NOTES DUE 2006
                       (Title of the indenture securities)
- -------------------------------------------------------------------------------

                         TABLE OF SUBSIDIARY GUARANTORS

       EXACT NAME OF                              EXACT NAME OF
       SUBSIDIARY                                  SUBSIDIARY
        GUARANTOR                                  GUARANTOR
      REGISTRANT AS                              REGISTRANT AS
    SPECIFIED IN ITS        STATE OF            SPECIFIED IN ITS     STATE OF
         CHARTER          INCORPORATION             CHARTER       INCORPORATION
        --------          -------------             -------       -------------

 The Albany Herald                             Gray Kentucky
  Publishing             Georgia                Television, Inc.  Georgia
  Company, Inc.  . . .                         . .
 The Rockdale                                  The Southwest
    Citizen Publishing   Georgia                Georgia Shopper,
    Company . . . . . .                         Inc.  . . . . .   Georgia

 WALB-TV, Inc.  . . . .  Georgia               WRDW-TV, Inc. . .  Georgia
 WJHG-TV, Inc.           Georgia               KTVE,  Inc.  . .   Arkansas
                                               . . .
 Gray Real Estate &                            Gray
    Development          Georgia               Transportation     Georgia
    Company . . . . . .                         Company Inc. . .
 WKXT Licensee                                 WALB Licensee
  Corp.  .  . . . . .    Delaware                 Corp.  . . . .  Delaware
 WCTV Operating                                WJHG Licensee      Delaware.
  Corp.  . .. . . . .    Georgia                  Corp.  . . . .

 WKXT-TV, Inc. . . . .   Georgia               WKYT  Licensee     Delaware
 Gray Television                               WRDW Licensee
    Management, Inc. .   Delaware                 Corp.  . . . .  Delaware
 WCTV Licensee           Delaware              WYMT Licensee
 Corp.                                            Corp.  . . . .  Delaware
 Porta-Phone Paging      Delaware              Porta-Phone        Georgia
                                               Paging
 Licensee Corp.                                Inc.

ITEM   1.      GENERAL INFORMATION.
               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

                NAME                                        ADDRESS
                ----                                        -------

               Federal Reserve Bank (2nd District)          New York, NY
               Federal Deposit Insurance Corporation        Washington, D.C.
               New York State Banking Department            Albany, NY

               (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM   2.      AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

ITEM   3.-15.  NOT APPLICABLE

ITEM   16.     LIST OF EXHIBITS.

               EXHIBIT 1 -   Restated Organization Certificate of Bankers Trust
                             Company dated August 7, 1990 and Certificate of
                             Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 -
                             Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration
                             No. 33-65171.

               EXHIBIT 2 -   Certificate of Authority to commence business -
                             Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


               EXHIBIT 3 -   Authorization of the Trustee to exercise corporate
                             trust powers - Incorporated herein by reference to
                             Exhibit 2 filed with Form T-1 Statement,
                             Registration No. 33-21047.

               EXHIBIT 4 -   Existing By-Laws of Bankers Trust Company, dated as
                             amended on October 19, 1995. - Incorporated herein by reference to Exhibit 4 filed with Form T-1
                             Statement, Registration No. 33-65171.

               EXHIBIT 5 -   Not applicable.

               EXHIBIT 6 -   Consent of Bankers Trust Company required by
                             Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

               EXHIBIT 7 -   A copy of the latest report of condition of Bankers
                             Trust Company dated as of March 31, 1996.

               EXHIBIT 8 -   Not Applicable.

               EXHIBIT 9 -   Not Applicable.

                                    SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of August, 1996.


                                   BANKERS TRUST COMPANY



                                    By:_______________________________
                                        Jenna Kaufman
                                        Vice President

                                    SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of August, 1996.


                                   BANKERS TRUST COMPANY



                                   By:  /s/ Jenna Kaufman
                                        -----------------
                                        Jenna Kaufman
                                        Vice President


Legal Title of Bank:   Bankers Trust Company           Call Date:  3/31/96     ST-BK:   36-4840    FFIEC 031
Address:               130 Liberty Street              Vendor ID:  D           CERT: 00623         Page RC-1
City, State    ZIP:    New York, NY  10006                                                         11
FDIC Certificate No.:     0    0    6    2    3


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET



                                                                                                                      -----------
                                                                                                                       C400
                                                                                                           ----------------------
                                                                             Dollar Amounts in Thousands   RCFD  Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                     / / / / / / / / / / /
 1. Cash and balances due from depository institutions (from Schedule RC-A):  . . .                / / / / / / / / / / /
    a. Noninterest-bearing balances and currency and coin(1)  . . . . . . . . . . .                        0081    1,145,000  1.a.
    b. Interest-bearing balances(2) . . . . . . . . . . . . . . . . . . . . . . . .                        0071    1,403,000  1.b.
 2. Securities: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        / / / / / /
    a. Held-to-maturity securities (from Schedule RC-B, column A) . . . . . . . . .                        1754            0  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) . . . . . . . .                        1773    3,535,000  2.b.
 3  Federal funds sold and securities purchased under agreements to resell in domestic offices             / / / / / /
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                                   / / / / / /
    a. Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        0276    3,190,000  3.a.
    b. Securities purchased under agreements to resell  . . . . . . . . . . . . . .  0277                          2,242,000  3.b.
 4. Loans and lease financing receivables:                                                                 / / / / / /
    a. Loans and leases, net of unearned income (from Schedule RC-C)     RCFD 2122    24,678,000           / / / / / /        4.a.
    b. LESS: Allowance for loan and lease losses.........................RCFD 3123      938,000   / / / / / /       4.b.
    c. LESS: Allocated transfer risk reserve ............................RCFD 3128            0  / / / / / /        4.c.
    d. Loans and leases, net of unearned income,  . . . . . . . . . . . . . . . . .                        / / / / / /
       allowance, and reserve (item 4.a minus 4.b and 4.c)  . . . . . . . . . . . .                        2125   23,740,000  4.d.
 5. Assets held in trading accounts   . . . . . . . . . . . . . . . . . . . . . . .                        3545   32,261,000  5.
 6. Premises and fixed assets (including capitalized leases)  . . . . . . . . . . .                        2145      857,000  6.
 7. Other real estate owned (from Schedule RC-M)  . . . . . . . . . . . . . . . . .                        2150     247,000   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)               2130      253,000  8.
 9. Customers' liability to this bank on acceptances outstanding  . . . . . . . . .                        2155      402,000  9.
10. Intangible assets (from Schedule RC-M)  . . . . . . . . . . . . . . . . . . . .                        2143       12,000  10.
11. Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . .                        2160   11,579,000  11.
12. Total assets (sum of items 1 through 11)  . . . . . . . . . . . . . . . . . . .                        2170   80,866,000  12.
                                                                                                          -------------------


- ----------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.


Legal Title of Bank:   Bankers Trust Company           Call Date: 3/31/96       ST-BK:    36-4840   FFIEC  031
Address:               130 Liberty Street              Vendor ID: D             CERT:  00623        Page  RC-2
City, State Zip:       New York, NY  10006                                                          12
FDIC Certificate No.:  | 0 | 0 | 6 | 2 | 3 |


SCHEDULE RC--CONTINUED

                                                                                                      -------------------------
                                                                         Dollar Amounts in Thousands   ////////    Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                            ///////////////////////
13. Deposits:                                                                                          ///////////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)  RCON 2200         7,327,000    13.a.
         (1) Noninterest-bearing(1) ...................RCON 6631       2,132,000......... ///////////////////////        13.a.(1)
         (2) Interest-bearing .........................RCON 6636       5,195,000......... ///////////////////////        13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E               ///////////////////////
          part II)                                                                                     RCFN 2200  18,575,000   13.b.
         (1)   Noninterest-bearing ....................RCFN 6631         552,000          ///////////////////////        13.b.(1)
         (2)   Interest-bearing .......................RCFN 6636      18,023,000          ///////////////////////        13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in                      ///////////////////////
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs: ///////////////////////
    a. Federal funds purchased ........................................................   RCFD 0278         2,324,000    14.a.
    b. Securities sold under agreements to repurchase .................................                RCFD 0279   651,000     14.b.
15. a. Demand notes issued to the U.S. Treasury .......................................   RCON 2840                 0    15.a.
    b. Trading liabilities ............................................................   RCFD 3548        18,807,000    15.b.
16. Other borrowed money:                                                                              ///////////////////////
    a. With original maturity of one year or less .....................................                 RCFD 2332   13,784,000 16.a.
    b. With original maturity of more than one year ...................................                 RCFD 2333    3,462,000 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ....................                 RCFD 2910       34,000 17.
18. Bank's liability on acceptances executed and outstanding ..........................   RCFD 2920          415,000           18.
19. Subordinated notes and debentures .................................................   RCFD 3200        1,227,000           19.
20. Other liabilities (from Schedule RC-G) ............................................   RCFD 2930        9,724,000           20.
21. Total liabilities (sum of items 13 through 20) ....................................                 RCFD 2948   76,330,000 21.
                                                                                                        ///////////////////////
22. Limited-life preferred stock and related surplus ..................................   RCFD 3282                0           22.
EQUITY CAPITAL                                                                                          ///////////////////////
23. Perpetual preferred stock and related surplus .....................................   RCFD 3838          500,000           23.
24. Common stock ......................................................................   RCFD 3230        1,002,000           24.
25. Surplus (exclude all surplus related to preferred stock)...........................   RCFD 3839          528,000           25.
26. a.   Undivided profits and capital reserves .......................................   RCFD 3632        2,879,000           26.a.
    b.   Net unrealized holding gains (losses) on available-for-sale securities .......   RCFD 8434      (     8,000)          26.b.
27. Cumulative foreign currency translation adjustments ...............................           RCFD 3284      (    365,000)   27.
28. Total equity capital (sum of items 23 through 27) .................................           RCFD 3210         4,536,000    28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of                         ///////////////////////
    items 21, 22, and 28)..............................................................           RCFD 3300       80,866,000    29.
                                                                                                  ------------------------------

Memorandum
To be  reported only with the March Report of Condition.

 1.  Indicate in the box at the right the number of the statement below that best describes the
     most comprehensive level of auditing work performed for the bank by independent external                  Number
     auditors as of any date during 1994 .........................................................             ------
                                                                                                   RCFD  6724         2    M.1
                                                                                                   -------------------------

1 =  Independent audit of the bank conducted in accordance            4 =    Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified               external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank               authority)
2 =  Independent audit of the bank's parent holding company           5 =    Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing                auditors
     standards by a certified public accounting firm which            6 =    Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                    external auditors
     (but not on the bank separately)                                 7 =    Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in                  8 =    No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

- ----------------------
(1) Including total demand deposits and noninterest-bearing time and savings deposits.